EXHIBIT 10.1

ROCK OF AGES CORPORATION
2005 STOCK PLAN

1.     Purpose; Establishment.

The Rock of Ages Corporation 2004 Stock Plan (the "Plan") is intended to attract and retain employees, non-employee directors and consultants of the Company, to motivate them to achieve long-term Company goals and to further align their interests with those of the Company's stockholders. The Plan has been adopted and approved by the Board of Directors and shall become effective as of April 28, 2005, subject to the approval of the shareholders of the Company.

2.     Definitions.

As used in the Plan, the following definitions apply to the terms indicated below:

(a)

"Affiliate" means any entity if, at the time of granting of an Award (A) the Company, directly or indirectly, owns at least 50% of the combined voting power of all classes of stock of such entity or at least 50% of the ownership interests in such entity or (B) such entity, directly or indirectly, owns at least 50% of the combined voting power of all classes of stock of the Company.

(b)	"Agreement" shall mean the written agreement between the Company and a Participant evidencing an Award or a notice of an Award delivered to a Participant by the Company.

(c)	"Award" shall mean any grant of Options or Restricted Stock made pursuant to the terms of the Plan.

(d)	"Board of Directors" shall mean the Board of Directors of the Company.

(e)

"Business Criteria" shall mean (1) return on total stockholder equity; (2) earnings or book value per share of Company Stock; (3) net income (before or after taxes); (4) earnings before all or any interest, taxes, depreciation and/or amortization ("EBIT", "EBITA" or "EBITDA"); (5) inventory goals; (6) return on assets, capital or investment; (7) market share; (8) cost reduction goals; (9) earnings from continuing operations; (10) levels of expense, costs or liabilities; (11) department, division or business unit level performance; (12) operating profit; (13) sales or revenues; (14) stock price appreciation; (15) total stockholder return; (16) implementation or completion of critical projects or processes; or (17) any combination of the foregoing. Where applicable, Business Criteria may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Company, an Affiliate, or a department, division or strategic business unit of the Company, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, all as determined by the Committee. The Business Criteria may be subject to a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be made (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). Each of the Business Criteria shall be determined, where applicable, in accordance with generally accepted accounting principles and shall be subject to certification by the Committee; provided that the Committee shall have the authority to make equitable adjustments to the Business Criteria in recognition of unusual or non-recurring events affecting the Company or any Affiliate or the financial statements of the Company or any Affiliate, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles.

(f)	"Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

(g)

"Committee" shall mean the Compensation Committee of the Board of Directors, which shall consist of two or more persons, each of whom shall qualify as an "outside director" within the meaning of Section 162(m) of the Code, a "nonemployee director" within the meaning of Rule 16b-3 and as "independent directors" within the meaning of NASDAQ Rule 4350(c)(3).

(h)	"Company" shall mean Rock of Ages Corporation, a Delaware corporation, and, where appropriate, each of its Affiliates.

(i)	"Company Stock" shall mean the Class A common stock of the Company, $.01 per share par value.

(j)	"Covered Employee" shall have the meaning set forth in Section 162(m) of the Code.

(k)	"Effective Date" shall mean April 28, 2005.

(l)	"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

(m)

"Fair Market Value" shall be determined with respect to Company Stock as of the last business day for which the prices or quotes referred to in this sentence are available prior to the applicable date and shall mean (i) the average (on that date) of the high and low prices of the Company Stock on the principal national securities exchange on which the Company Stock is traded, if the Company Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Company Stock on the NASDAQ National Market, if the Company Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Company Stock is not then listed on the NASDAQ National Market. However, if the Company Stock is not publicly traded at an applicable time, "fair market value" shall be deemed to be the fair market value of the Company Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Company Stock in private transactions negotiated at arm's length.

(n)

"Incentive Stock Option" shall mean an Option that qualifies as an "incentive stock option" within the meaning of Section 422 of the Code, or any successor provision, and which is designated by the Committee as an Incentive Stock Option.

(o)	"Nonqualified Stock Option" shall mean an Option other than an Incentive Stock Option.

(p)	"Option" shall mean an option to purchase shares of Company Stock granted pursuant to Section 7 hereof.

(q)	"Participant" shall mean an employee, non-employee director [or consultant] of the Company to whom an Award is granted pursuant to the Plan.

(r)	"Restricted Stock" shall mean a share of Company Stock which is granted pursuant to the terms of Section 8 hereof and which is subject to restrictions as set forth in Section 8(d).

(s)	"Rule 16b-3" shall mean Rule 16b-3 promulgated under the Exchange Act, as amended from time to time.

(t)	"Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

(u)	"Subsidiary" shall mean a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code.

3.     Stock Subject to the Plan.

(a)

Shares Available for Awards. The maximum number of shares of Company Stock reserved for issuance under the Plan shall be 550,000 shares (subject to adjustment as provided herein). Such shares may be authorized but unissued shares of Company Stock or authorized and issued shares of Company Stock held in the Company's treasury.

(b)

Adjustment for Change in Capitalization. In the event that any dividend or other distribution is declared (whether in the form of cash, Company Stock, or other property), or there occurs any recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event, the Committee may adjust, in its sole and absolute discretion, (1) the number and kind of shares of stock which may thereafter be issued in connection with Awards, (2) the number and kind of shares of stock or other property issued or issuable in respect of outstanding Awards, (3) the exercise price, grant price or purchase price relating to any Award, and (4) the limitations set forth in Sections 3(a), (b), (c) and (d); provided that, with respect to Incentive Stock Options, such adjustment shall be made in accordance with Section 424 of the Code and any regulations thereunder.

(c)

Reuse of Shares. Except to the extent that to do so would prevent the grant of Incentive Stock Options hereunder, the following shares of Company Stock shall again become available for Awards: (1) any shares subject to an Award that remain unissued upon the cancellation, surrender, exchange or termination of such Award without having been exercised or settled; (2) any shares subject to an Award that are retained by the Company as payment of the exercise price or tax withholding obligations with respect to an Award; and (3) a number of shares equal to the number of previously owned shares of Company Stock surrendered to the Company as payment of the exercise price of an Option or to satisfy tax withholding obligations with respect to an Award.

4.      Administration of the Plan.

The Plan shall be administered by the Committee. The Committee shall have the authority in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the persons to whom and the time or times at which Awards shall be granted; to determine the type and number of Awards to be granted, the number of shares of Company Stock or cash or other property to which an Award may relate and the terms, conditions, restrictions and Business Criteria relating to any Award; to determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, exchanged, or surrendered; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of Agreements; and to make all other determinations deemed necessary or advisable for the administration of the Plan. The Committee may, in its sole and absolute discretion, without amendment to the Plan, (a) accelerate the date on which any Option becomes exercisable, (b) waive or amend the operation of Plan provisions respecting exercise of an Option after termination of employment (provided that the term of an Option may not be extended beyond ten years from the date of grant), (c) accelerate the vesting date, or waive any condition imposed hereunder, with respect to any share of Restricted Stock, and (d) otherwise adjust any of the terms applicable to any Award in a manner consistent with the terms of the Plan. Notwithstanding anything in the Plan to the contrary, the powers and authority of the Committee shall be exercised by the Board of Directors in the case of Awards made to non-employee directors.

5.     Eligibility.

The persons who shall be eligible to receive Awards pursuant to the Plan shall be such employees of the Company (including officers of the Company, whether or not they are directors of the Company), consultants to the Company and non-employee directors of the Company, in each case as the Committee (or, in the case of non-employee directors, the Board of Directors) shall select from time to time. The grant of an Award hereunder in any year to any employee, non-employee director or consultant shall not entitle such person to a grant of an Award in any future year. No participant in the Plan shall be granted stock rights which, in the aggregate, exceed 150,000 shares of Class A Common Stock, $.01 par value, of the Company in any calendar year.

6.     Awards Under the Plan; Agreement.

The Committee may grant Options and Restricted Stock in such amounts and with such terms and conditions as the Committee shall determine, subject to the provisions of the Plan. Each Award granted under the Plan shall be evidenced by an Agreement which shall contain such provisions as the Committee may in its sole discretion deem necessary or desirable and which are not in conflict with the terms of the Plan. By accepting an Award, a Participant shall be deemed to agree that the Award shall be subject to all of the terms and provisions of the Plan and the applicable Agreement.

7.     Options.

(a)

Identification of Options. Each Option shall be clearly identified in the applicable Agreement as either an Incentive Stock Option or a Nonqualified Stock Option. All Options shall be non-transferable, except by will or the laws of descent and distribution or except as otherwise determined by the Committee with respect to a Nonqualified Stock Option.

(b)

Exercise Price. Each Agreement with respect to an Option shall set forth the amount per share (the "Option Exercise Price") payable by the Participant to the Company upon exercise of the Option which shall not be less than the Fair Market Value of the Company Stock subject to the option determined as of the date of grant.

(c)	Term and Exercise of Options.

(i)

Each Option shall become exercisable at the time determined by the Committee and set forth in the applicable Agreement. At the time of grant of an Option, the Committee may impose such restrictions or conditions to the exercisability of the Option as it, in its absolute discretion, deems appropriate, including, but not limited to, achievement of performance goals based on one or more Business Criteria. Subject to Section 7(d) hereof, the Committee shall determine the expiration date of each Option, which shall be no later than the tenth anniversary of the date of grant of the Option.

(ii)

An Option shall be exercised by delivering the form of notice of exercise provided by the Company. Payment for shares of Company Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise by one or a combination of the following means: (A) in cash or by personal check, certified check, bank cashier's check or wire transfer; (B) in shares of Company Stock owned by the Participant for at least six months prior to the date of exercise and valued at their Fair Market Value on the effective date of such exercise; or (C) by any such other methods (including broker assisted cashless exercise) as the Committee may from time to time authorize. Any payment in shares of Company Stock shall be effected by the delivery of such shares to the Secretary of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary of the Company shall require.

(iii)

Certificates for shares of Company Stock purchased upon the exercise of an Option shall be issued in the name of or for the account of the Participant or other person entitled to receive such shares, and delivered to the Participant or such other person as soon as practicable following the effective date on which the Option is exercised.

(d)

Provisions Relating to Incentive Stock Options. Incentive Stock Options may only be granted to employees of the Company and its Affiliates, in accordance with the provisions of Section 422 of the Code. To the extent that the aggregate Fair Market Value of shares of Company Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company or a Subsidiary shall exceed $100,000, such Options shall be treated as Nonqualified Stock Options. No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns (or is deemed to own under the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company unless (A) the exercise price of such Incentive Stock Option is at least 110% of the Fair Market Value of a share of Company Stock at the time such Incentive Stock Option is granted and (B) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

(e)

Effect of Termination of Employment (or Provision of Services). In the event that the employment of a Participant with the Company (or the Participant's service to the Company) shall terminate for any reason other than (i) cause (as defined in the applicable Agreement or, if not so defined, as determined by the Committee), (ii) death or (iii) disability or retirement, each Option granted to such Participant, to the extent that it is exercisable at the time of such termination, shall remain exercisable for the 90 day period following such termination (or for such other period as may be provided by the Committee), but in no event following the expiration of its term. Each Option that remains unexercisable as of the date of such a termination shall be terminated at the time of such termination (except as may be otherwise determined by the Committee). In the event that the employment of a Participant with the Company (or the Participant's service to the Company) shall terminate on account of the death of the Participant, each Option granted to such Participant that is outstanding as of the date of death shall become fully exercisable and shall remain exercisable by the Participant's legal representatives, heirs or legatees for the one year period following such termination (or for such other period as may be provided by the Committee), but in no event following the expiration of its term. In the event of the termination of a Participant's employment for cause, each outstanding Option granted to such Participant shall terminate at the commencement of business on the date of such termination. In the event that the employment of a Participant with the Company (or the Participant's service to the Company) shall terminate on account of the disability or retirement of the Participant (in each case as determined by the Committee), each Option granted to such Participant that is outstanding and vested as of the date of such termination shall remain exercisable by the Participant (or such Participant's legal representatives) for the one year period following such termination (or for such other period as may be provided by the Committee), but in no event following the expiration of its term. Each Option that remains unexercisable as of the date of a termination due to disability or retirement shall be terminated at the time of such termination (except as may be otherwise determined by the Committee).

(f)

Leave of Absence. In the case of any Participant on an approved leave of absence, the Committee may make such provision respecting the continuance of the Option while in the employ or service of the Company as it may deem equitable, except that in no event may an Option be exercised after the expiration of its term.

8.     Restricted Stock.

(a)	Price. At the time of the grant of shares of Restricted Stock, the Committee shall determine the price, if any, to be paid by the Participant for each share of Restricted Stock subject to the Award.

(b)

Vesting Date. At the time of the grant of shares of Restricted Stock, the Committee shall establish a vesting date or vesting dates with respect to such shares. The Committee may divide such shares into classes and assign a different vesting date for each class. Provided that all conditions to the vesting of a share of Restricted Stock are satisfied, and subject to Section 8(h), upon the occurrence of the vesting date with respect to a share of Restricted Stock, such share shall vest and the restrictions of Section 8(d) shall lapse.

(c)

Conditions to Vesting. At the time of the grant of shares of Restricted Stock, the Committee may impose such restrictions or conditions to the vesting of such shares as it, in its absolute discretion, deems appropriate, including, but not limited to, achievement of performance goals based on one or more Business Criteria. The Committee may also provide that the vesting or forfeiture of shares of Restricted Stock may be based upon the achievement of, or failure to achieve, certain levels of performance and may provide for partial vesting of Restricted Stock in the event that the maximum level of performance is not met if the minimum level of performance has been equaled or exceeded.

(d)

Restrictions on Transfer Prior to Vesting. Prior to the vesting of a share of Restricted Stock, such Restricted Stock may not be transferred, assigned or otherwise disposed of, and no transfer of a Participant's rights with respect to such Restricted Stock, whether voluntary or involuntary, by operation of law or otherwise, shall be permitted. Immediately upon any attempt to transfer such rights, such shares, and all of the rights related thereto, shall be forfeited by the Participant.

(e)	Dividends on Restricted Stock. The Committee in its discretion may require that any dividends paid on shares of Restricted Stock be held in escrow until all restrictions on such shares have lapsed.

(f)

Issuance of Certificates. The Committee may, upon such terms and conditions as it determines, provide that (1) a certificate or certificates representing the shares underlying a Restricted Stock award shall be registered in the Participant's name and bear an appropriate legend specifying that such shares are not transferable and are subject to the provisions of the Plan and the restrictions, terms and conditions set forth in the applicable Agreement, (2) such certificate or certificates shall be held in escrow by the Company on behalf of the Participant until such shares become vested or are forfeited or (3) subject to applicable law, the Participant's ownership of the Restricted Stock shall be registered by the Company in book entry form.

(g)

Consequences of Vesting. Upon the vesting of a share of Restricted Stock pursuant to the terms hereof, the restrictions of Section 8(d) shall lapse with respect to such share. Following the date on which a share of Restricted Stock vests, the Company shall cause to be delivered to the Participant to whom such shares were granted, a certificate evidencing such share, which may bear a restrictive legend, if the Committee determines such a legend to be appropriate.

(h)

Effect of Termination of Employment (or Provision of Services). Except as may otherwise be provided in the applicable Agreement, and subject to the Committee's authority under Section 4 hereof, upon the termination of a Participant's employment (or upon cessation of such Participant's services to the Company) for any reason, any and all shares to which restrictions on transferability apply shall be immediately forfeited by the Participant and transferred to, and reacquired by, the Company. In the event of a forfeiture of shares pursuant to this section, the Company shall repay to the Participant (or the Participant's estate) any amount paid by the Participant for such shares. In the event that the Company requires a return of shares, it shall also have the right to require the return of all dividends paid on such shares, whether by termination of any escrow arrangement under which such dividends are held or otherwise.

9.     Special Provisions Regarding Certain Awards.

The Committee may make Awards hereunder to Covered Employees (or to individuals whom the Committee believes may become Covered Employees) that are intended to qualify as performance-based compensation under Section 162(m) of the Code. The exercisability and/or payment of such Awards may be subject to the achievement of performance goals based upon one or more Business Criteria and to certification of such achievement in writing by the Committee. Such performance goals shall be established in writing by the Committee not later than the time period prescribed under Section 162(m) and the regulations thereunder. All provisions of such Awards which are intended to qualify as performance-based compensation shall be construed in a manner to so comply.

10.   Rights as a Stockholder.

No person shall have any rights as a stockholder with respect to any shares of Company Stock covered by or relating to any Award until the date of issuance of a stock certificate with respect to such shares. Except for adjustments provided in Section 3(e), no adjustment to any Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

11.    No Employment Rights; No Right to Award.

Nothing contained in the Plan or any Agreement shall confer upon any Participant any right with respect to the continuation of employment by or provision of services to the Company or interfere in any way with the right of the Company, subject to the terms of any separate agreement to the contrary, at any time to terminate such employment or service or to increase or decrease the compensation of the Participant. No person shall have any claim or right to receive an Award hereunder. The Committee's granting of an Award to a Participant at any time shall neither require the Committee to grant any other Award to such Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other person.

12.    Securities Matters.

(a)

Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Company Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Company Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Company Stock pursuant to the terms hereof, that the recipient of such shares make such agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or advisable.

(b)

The transfer of any shares of Company Stock hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of such shares is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Company Stock are traded. The Committee may, in its sole discretion, defer the effectiveness of any transfer of shares of Company Stock hereunder in order to allow the issuance of such shares to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Participant in writing of its decision to defer the effectiveness of a transfer. During the period of such deferral in connection with the exercise of an Option, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

13.    Withholding Taxes.

Whenever cash is to be paid pursuant to an Award, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. Whenever shares of Company Stock are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. With the approval of the Committee, a Participant may satisfy the foregoing requirement by electing to have the Company withhold from delivery shares of Company Stock having a value equal to the minimum amount of tax required to be withheld. Such shares shall be valued at their Fair Market Value on the date of which the amount of tax to be withheld is determined. Fractional share amounts shall be settled in cash. Such a withholding election may be made with respect to all or any portion of the shares to be delivered pursuant to an Award.

14.     Notification of Election Under Section 83(b) of the Code.

If any Participant shall, in connection with the acquisition of shares of Company Stock under the Plan, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service.

15.     Notification Upon Disqualifying Disposition Under Section 421(b) of the Code.

Each Agreement with respect to an Incentive Stock Option shall require the Participant to notify the Company of any disposition of shares of Company Stock issued pursuant to the exercise of such Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition.

16.     Amendment or Termination of the Plan.

The Board of Directors may, at any time, suspend or terminate the Plan or revise or amend it in any respect whatsoever; provided, however, that stockholder approval shall be required for any such amendment if and to the extent such approval is required in order to comply with applicable law (including, but not limited to, the incentive stock options regulations and any amendments thereto), or stock exchange or automated quotation system listing requirement. Nothing herein shall restrict the Committee's ability to exercise its discretionary authority pursuant to Sections 3 and 4, which discretion may be exercised without amendment to the Plan. No action hereunder may, without the consent of a Participant, reduce the Participant's rights under any outstanding Award. In addition, the Board of Directors shall not, without the prior approval of the Company's stockholders, amend any Option outstanding under the Plan to reduce the exercise price of such Option (other than equitable adjustments made in accordance with Section 3(e)); nor shall the Board, without the prior approval of the Company's stockholders, cancel any Option or other Award outstanding under the Plan and then subsequently regrant to the Participant the same Option with a lower exercise price.

17.     Transfers Upon Death.

Upon the death of a Participant, outstanding Awards granted to such Participant may be exercised only by the executor or administrator of the Participant's estate or by a person who shall have acquired the right to such exercise by will or by the laws of descent and distribution. No transfer of an Award by will or the laws of descent and distribution shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Award.

18.     Expenses and Receipts.

The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Award may be used for general corporate purposes.

19.     Effective Date and Term of Plan.

The Plan shall be subject to the requisite approval of the stockholders of the Company. In the absence of such approval, any Awards shall be null and void. Unless earlier terminated by the Board of Directors, the right to grant Awards under the Plan shall terminate on the tenth anniversary of the Effective Date. Awards outstanding at Plan termination shall remain in effect according to their terms and the provisions of the Plan.

20.    Applicable Law.

Except to the extent preempted by any applicable federal law, the Plan shall be construed and administered in accordance with the laws of the State of Delaware without reference to its principles of conflicts of law.

21.    Participant Rights.

No Participant shall have any claim to be granted any award under the Plan, and there is no obligation for uniformity of treatment for Participants.

22.    Unfunded Status of Awards.

The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company.

23.    No Fractional Shares.

No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

24.    Beneficiary.

A Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant's estate shall be deemed to be the Participant's beneficiary.

25.    Severability.

If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.

EXHIBIT 10.2

ROCK OF AGES CORPORATION
2005 STOCK PLAN

 Stock Option Agreement

          ROCK OF AGES CORPORATION, a Delaware corporation (the "Company"), hereby grants as of this[date] day of [month], 200[year] (the "Date of Grant"), to [name] (the "Optionee"), an option (the "Option"), subject to the terms and conditions set forth in this stock option agreement (this "Agreement"), to purchase a maximum of [number of shares] shares of its Class A Common Stock, $.01 par value per share, at the price of $[grant price]per share (the "Exercise Price"). Unless the Option is earlier terminated pursuant to this Agreement or in accordance with the terms of the Company's 2004 Stock Plan (the "Plan"), the term of the Option shall commence on the Date of Grant and terminate upon the [expiration date] anniversary of the Date of Grant (the "Expiration Date") at which time it shall expire to the extent unexercised. Upon the expiration or termination of the Option, all rights of the Optionee hereunder shall cease.

          1.     Grant; The Plan; Capitalized Terms; Acknowledgement. The Option is granted pursuant to and is governed by the terms of the Plan, which is incorporated herein by reference. Capitalized terms used but not defined herein shall have the same meaning as set forth in the Plan. In the event of any inconsistency between the Plan and this Agreement, the provisions of the Plan shall govern. By signing this Agreement, the Optionee acknowledges having received and read a copy of the Plan and this Agreement.

           2.    Grant as Incentive Stock Option; Other Options. This option is intended to qualify as an incentive stock option under Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code").  This option is in addition to any other options heretofore or hereafter granted to the Optionee by the Company.

           3.    Extent of Option If Employment Continues. Except as otherwise provided herein, so long as the Optionee continues in the service of the Company or its Affiliates on the following dates, the Optionee may exercise this option for the number of shares set opposite the applicable date:

Prior to (date of grant)	- No shares

On or after (date of grant) and before (one year after date of grant)	- [number of shares] shares

On or after (one year after date of grant) and before (two years after date of grant)	an additional - [number of shares] shares

On or after (two years after date of grant) and before (three years after date of grant)	an additional - [number of shares] shares

On or after (three years after date of grant) and before (four years after date of grant)	an additional - [number of shares] shares

On or after (four years after date of grant)	an additional - [number of shares] shares

All of the foregoing rights are subject to Articles 4, 5 and 14 hereof, as applicable, if the Optionee ceases to be employed in the service of the Company or its Affiliates.

          4.  Termination of Service.  If the Optionee ceases to be employed in the service of the Company or its Affiliates, no further installments of the Option shall become exercisable and, except as provided in Article 5 or 14 hereof, the Option shall terminate after the passage of ninety (90) days from the date such service ceases, but in no event later than the Expiration Date.

          5.    Death; Disability.  If the Optionee dies while in the service of the Company or its Affiliates, notwithstanding Article 3 or 4 above, the Option will become fully exercisable and may be exercised by the Optionee's estate, personal representative or beneficiary to whom the Option has been assigned pursuant to Section 17 of the Plan, at any time within one year after the date of death, but not later than the Expiration Date. At the expiration of such one year period, the Option shall terminate. If the Optionee ceases to be in the service of the Company or its Affiliates by reason of his or her disability or retirement (as defined under the Company's applicable plan or policy), the Option may be exercised, to the extent the Option was exercisable of the date of the cessation of service, at any time within 180 days after such termination, but not later than the Expiration Date. At the earlier of the expiration of such 180-day period or the Expiration Date, the Option shall terminate.

           6.   Partial Exercise. Exercise of the Option to the extent permissible (as set forth above) may be made in part at any time and from time to time within the above limits, except that the Option may not be exercised for a fraction of a share. No fractional shares shall be issued under the Plan or this Agreement.

            7.   Payment of Price. The Exercise Price is payable in United States dollars and may be paid by one or a combination of the following means: (i) in cash or by personal check, certified check, bank cashier's check or wire transfer; (ii) in shares of Company Stock owned by the Participant for at least six months prior to the date of exercise and valued at their Fair Market Value on the effective date of such exercise; or (iii) by any such other methods (including broker assisted cashless exercise) as the Committee may from time to time authorize. Notwithstanding the foregoing, the Optionee may not pay any part of the Exercise Price by transferring Company Stock to the Company if such Company Stock is subject to a substantial risk of forfeiture or not transferable within the meaning of Section 83 of the Code. Any payment in shares of Company Stock shall be effected by the delivery of such shares to the Secretary of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary of the Company shall require.

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          8.  Method of Exercising Option. Subject to the terms and conditions of this Agreement, the Option may be exercised by written notice to the Company, at the principal executive office of the Company at 369 North State Street, Concord, NH 03301, or to such transfer agent as the Company shall designate. Such notice shall state the election to exercise the Option and the number of shares of Company Stock in respect of which it is being exercised and shall be signed by the person or persons so exercising the Option. Such notice shall be accompanied by payment of the full purchase price of such shares, and, subject to Section 12 of the Plan, the Company shall deliver a certificate or certificates representing such shares as soon as practicable after the notice shall be received. The certificate or certificates for the shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option and shall be delivered as provided above to or upon the written order of the person or persons exercising the Option. In the event the Option shall be exercised pursuant to Article 5 hereof by any person or persons other than the Optionee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option. All shares of Company Stock that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and non-assessable.

           9.  Option Not Transferable.  The Option is not transferable or assignable except by will or by the laws of descent and distribution. During the Optionee's lifetime, only the Optionee or his or her guardian or legal representative may exercise the Option.

         10.  No Obligation to Exercise Option. The grant and acceptance of the Option imposes no obligation on the Optionee to exercise it.

          11.   No Obligation to Continue Employment. The Company and its Affiliates are not by the Plan or the Option obligated to continue the Optionee in employment or service, as the case may be.

          12.   No Rights as Shareholder until Exercise. The Optionee shall have no rights as a shareholder with respect to the shares of Company Stock subject to this Agreement until a stock certificate therefore has been issued to the Optionee and is fully paid for. Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to the date such stock certificate is issued.

          13.   Withholding Taxes. The Optionee hereby agrees that the Company may withhold from any remuneration otherwise due to the Optionee the required amount of federal, state or local withholding taxes unless the Optionee otherwise makes arrangements satisfactory to the Company for the payment of such taxes.

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            14.  No Exercise of Option if Service Terminated for Cause. If the Optionee's service with the Company or its Affiliates is terminated for "Cause," the Option shall terminate on the date of such termination of service and shall thereupon not be exercisable to any extent whatsoever. "Cause" is conduct, as determined by the Board of Directors, involving one or more of the following: (i) the substantial and continuing failure of the Optionee to render services to the Company or its Affiliates in accordance with his or her assigned duties; (ii) a determination by two-thirds of the members of the Board of Directors that the Optionee has inadequately performed the duties of his or her service; (iii) disloyalty, gross negligence, dishonesty or breach of fiduciary duty to the Company or its Affiliates; (iv) the commission of an act of embezzlement, fraud, disloyalty, dishonesty or deliberate disregard of the rules or policies of the Company or its Affiliates which results in loss, damage or injury to the Company or its Affiliates, whether directly or indirectly; (v) the unauthorized disclosure of any trade secret or confidential information of the Company or its Affiliates; or (vi) the commission of an act which constitutes unfair competition with the Company or its Affiliates or which induces any customer of the Company or its Affiliates to break a contract with the Company or its Affiliates. In making such determination, the Board of Directors shall give the Optionee an opportunity to appear and to be heard at a hearing before the Board of Directors or any Committee and present evidence on his or her behalf. For purposes of this Article 14, termination of service shall be deemed to occur when the Optionee receives notice that his or her service with the Company is terminated.

           15.  Lock-up Agreement. In the event of an underwritten public offering of the Company's securities, the Optionee (or any permitted transferee pursuant to Article 9), whether or not such Optionee's shares issuable upon exercise of the option granted herein are included in such registration, hereby agrees not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the Act, of any equity securities of the Company (other than as part of such underwritten offering), without the consent of the managing underwriter(s) for such offering (the "Managing Underwriter"), during a period commencing on the effective date of such registration and ending 180 calendar days thereafter, or such lesser period as the Board of Directors and the Managing Underwriter shall reasonably determine is required to effect a successful offering.

           16.   Early Disposition. The Optionee agrees to notify the Company in writing immediately after the Optionee makes a Disqualifying Disposition of any Company Stock received pursuant to the exercise of this Option. A Disqualifying Disposition is any disposition (including any sale) of such Company Stock before the later of (a) two years after the date the Optionee was granted this Option or (b) one year after the date the Optionee acquired Company Stock by exercising this Option. If the Optionee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter. The Optionee also agrees to provide the Company with any information that it shall request concerning any such disposition. The Optionee acknowledges that he or she will forfeit the favorable income tax treatment otherwise available with respect to the exercise of this incentive stock option if he or she makes a Disqualifying Disposition of the stock received on exercise of this Option.

           17.  Failure to Enforce Not a Waiver. The failure of the Company to enforce at any time any provision of this Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

           18.  Governing Law. This Agreement shall be governed by an interpreted in accordance with the laws of the State of Vermont, without regard to the conflicts of laws provisions thereof.

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            19.  Counterparts.  This Agreement may be executed in counterparts, each of which shall be an original but all of which shall represent one and the same agreement.

      IN WITNESS WHEREOF, the Company and the Optionee have caused this Agreement to be executed, and the Optionee whose signature appears below acknowledges receipt of a copy of the Plan incorporated herein by reference and acceptance of an original copy of the Agreement.

ROCK OF AGES CORPORATION

By:

Name: Kurt M. Swenson Title: Chairman of the Board and CEO

Optionee

Print Name of Optionee

Street Address

City State Zip Code

5

EXHIBIT 10.3

ROCK OF AGES CORPORATION
2005 STOCK PLAN

Stock Option Agreement

        ROCK OF AGES CORPORATION, a Delaware corporation (the "Company"), hereby grants as of this [date] day of [month], 200[year](the "Date of Grant"), to [name] (the "Optionee"), an option (the "Option"), subject to the terms and conditions set forth in this stock option agreement (this "Agreement"), to purchase a maximum of [number of shares] shares of its Class A Common Stock, $.01 par value per share, at the price of $[grant price] per share (the "Exercise Price"). Unless the Option is earlier terminated pursuant to this Agreement or in accordance with the terms of the Company's 2004 Stock Plan (the "Plan"), the term of the Option shall commence on the Date of Grant and terminate upon the [expiration date] anniversary of the Date of Grant (the "Expiration Date") at which time it shall expire to the extent unexercised. Upon the expiration or termination of the Option, all rights of the Optionee hereunder shall cease.

          1.    Grant; the Plan; Capitalized Terms; Acknowledgement. The Option is granted pursuant to and is governed by the terms of the Plan, which is incorporated herein by reference. Capitalized terms used but not defined herein shall have the same meaning as set forth in the Plan. In the event of any inconsistency between the Plan and this Agreement, the provisions of the Plan shall govern. By signing this Agreement, the Optionee acknowledges having received and read a copy of the Plan and this Agreement.

          2.   Grant Not Intended as Incentive Stock Option; Other Options. The Option is not intended to qualify as an Incentive Stock Option (as defined by the Plan). This Option is in addition to any other options heretofore or hereafter granted to the Optionee by the Company.

          3.   Extent of Option If Employment Continues. Except as otherwise provided herein, so long as the Optionee continues in the service of the Company or its Affiliates on the following dates, the Optionee may exercise this option for the number of shares set opposite the applicable date:

Prior to (date of grant)	- No shares

On or after (date of grant) and before (one year after date of grant)	- [number of shares] shares

On or after (one year after date of grant) and before (two years after date of grant)	an additional - [number of shares] shares

On or after (two years after date of grant) and before (three years after date of grant)	an additional - [number of shares] shares

On or after (three years after date of grant) and before (four years after date of grant)	an additional - [number of shares] shares

On or after (four years after date of grant)	an additional - [number of shares] shares

All of the foregoing rights are subject to Articles 4, 5 and 14 hereof, as applicable, if the Optionee ceases to be employed in the service of the Company or its Affiliates.

          4.   Termination of Service.  If the Optionee ceases to be employed in the service of the Company or its Affiliates, no further installments of the Option shall become exercisable and, except as provided in Article 5 or 14 hereof, the Option shall terminate after the passage of ninety (90) days from the date such service ceases, but in no event later than the Expiration Date.

         5.   Death; Disability. If the Optionee dies while in the service of the Company or its Affiliates, notwithstanding Article 3 or 4 above, the Option will become fully exercisable and may be exercised by the Optionee's estate, personal representative or beneficiary to whom the Option has been assigned pursuant to Section 17 of the Plan, at any time within one year after the date of death, but not later than the Expiration Date. At the expiration of such one year period, the Option shall terminate. If the Optionee ceases to be in the service of the Company or its Affiliates by reason of his or her disability or retirement (as defined under the Company's applicable plan or policy), the Option may be exercised, to the extent the Option was exercisable of the date of the cessation of service, at any time within 180 days after such termination, but not later than the Expiration Date. At the earlier of the expiration of such 180-day period or the Expiration Date, the Option shall terminate.

           6.  Partial Exercise. Exercise of the Option to the extent permissible (as set forth above) may be made in part at any time and from time to time within the above limits, except that the Option may not be exercised for a fraction of a share. No fractional shares shall be issued under the Plan or this Agreement.

            7.  Payment of Price. The Exercise Price is payable in United States dollars and may be paid by one or a combination of the following means: (i) in cash or by personal check, certified check, bank cashier's check or wire transfer; (ii) in shares of Company Stock owned by the Participant for at least six months prior to the date of exercise and valued at their Fair Market Value on the effective date of such exercise; or (iii) by any such other methods (including broker assisted cashless exercise) as the Committee may from time to time authorize. Notwithstanding the foregoing, the Optionee may not pay any part of the Exercise Price by transferring Company Stock to the Company if such Company Stock is subject to a substantial risk of forfeiture or not transferable within the meaning of Section 83 of the Code. Any payment in shares of Company Stock shall be effected by the delivery of such shares to the Secretary of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary of the Company shall require.

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          8.   Method of Exercising Option. Subject to the terms and conditions of this Agreement, the Option may be exercised by written notice to the Company, at the principal executive office of the Company at 369 North State Street, Concord, NH 03301, or to such transfer agent as the Company shall designate. Such notice shall state the election to exercise the Option and the number of shares of Company Stock in respect of which it is being exercised and shall be signed by the person or persons so exercising the Option. Such notice shall be accompanied by payment of the full purchase price of such shares, and, subject to Section 12 of the Plan, the Company shall deliver a certificate or certificates representing such shares as soon as practicable after the notice shall be received. The certificate or certificates for the shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option and shall be delivered as provided above to or upon the written order of the person or persons exercising the Option. In the event the Option shall be exercised pursuant to Article 5 hereof by any person or persons other than the Optionee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option. All shares of Company Stock that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and non-assessable.

           9.   Option Not Transferable. The Option is not transferable or assignable except by will or by the laws of descent and distribution. During the Optionee's lifetime, only the Optionee or his or her guardian or legal representative may exercise the Option.

          10.  No Obligation to Exercise Option. The grant and acceptance of the Option imposes no obligation on the Optionee to exercise it.

         11.  No Obligation to Continue Employment. The Company and its Affiliates are not by the Plan or the Option obligated to continue the Optionee in employment or service, as the case may be.

         12.  No Rights as Shareholder until Exercise. The Optionee shall have no rights as a shareholder with respect to the shares of Company Stock subject to this Agreement until a stock certificate therefore has been issued to the Optionee and is fully paid for. Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to the date such stock certificate is issued.

          13.  Withholding Taxes. The Optionee hereby agrees that the Company may withhold from any remuneration otherwise due to the Optionee the required amount of federal, state or local withholding taxes unless the Optionee otherwise makes arrangements satisfactory to the Company for the payment of such taxes.

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            14.   No Exercise of Option if Service Terminated for Cause. If the Optionee's service with the Company or its Affiliates is terminated for "Cause," the Option shall terminate on the date of such termination of service and shall thereupon not be exercisable to any extent whatsoever. "Cause" is conduct, as determined by the Board of Directors, involving one or more of the following: (i) the substantial and continuing failure of the Optionee to render services to the Company or its Affiliates in accordance with his or her assigned duties; (ii) a determination by two-thirds of the members of the Board of Directors that the Optionee has inadequately performed the duties of his or her service; (iii) disloyalty, gross negligence, dishonesty or breach of fiduciary duty to the Company or its Affiliates; (iv) the commission of an act of embezzlement, fraud, disloyalty, dishonesty or deliberate disregard of the rules or policies of the Company or its Affiliates which results in loss, damage or injury to the Company or its Affiliates, whether directly or indirectly; (v) the unauthorized disclosure of any trade secret or confidential information of the Company or its Affiliates; or (vi) the commission of an act which constitutes unfair competition with the Company or its Affiliates or which induces any customer of the Company or its Affiliates to break a contract with the Company or its Affiliates. In making such determination, the Board of Directors shall give the Optionee an opportunity to appear and to be heard at a hearing before the Board of Directors or any Committee and present evidence on his or her behalf. For purposes of this Article 14, termination of service shall be deemed to occur when the Optionee receives notice that his or her service with the Company is terminated.

               15.   Lock-up Agreement. In the event of an underwritten public offering of the Company's securities, the Optionee (or any permitted transferee pursuant to Article 9), whether or not such Optionee's shares issuable upon exercise of the option granted herein are included in such registration, hereby agrees not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the Act, of any equity securities of the Company (other than as part of such underwritten offering), without the consent of the managing underwriter(s) for such offering (the "Managing Underwriter"), during a period commencing on the effective date of such registration and ending 180 calendar days thereafter, or such lesser period as the Board of Directors and the Managing Underwriter shall reasonably determine is required to effect a successful offering.

                16.   Failure to Enforce Not a Waiver. The failure of the Company to enforce at any time any provision of this Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

                 17.   Governing Law. This Agreement shall be governed by an interpreted in accordance with the laws of the State of Vermont, without regard to the conflicts of laws provisions thereof.

                 18.   Counterparts. This Agreement may be executed in counterparts, each of which shall be an original but all of which shall represent one and the same agreement.

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         IN WITNESS WHEREOF, the Company and the Optionee have caused this Agreement to be executed, and the Optionee whose signature appears below acknowledges receipt of a copy of the Plan incorporated herein by reference and acceptance of an original copy of the Agreement.

ROCK OF AGES CORPORATION

By:

Name: Kurt M. Swenson Title: Chairman of the Board and CEO

Optionee

Print Name of Optionee

Street Address

City State Zip Code

     5